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                           SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement             [ ]   Confidential, for Use of
[ ]  Definitive proxy statement                    the Commission only (as
[X]  Definitive additional materials               permitted by
[ ]  Soliciting material pursuant to               Rule 14a-6(e)(2))
     Rule 14a-11(c) or Rule 14a-12

                            TEXAS UTILITIES COMPANY
-------------------------------------------------------------------------------
             (Name of Registrant(s) as Specified in its Charter)

                            TEXAS UTILITIES COMPANY
-------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(1), or 14a-6(i)(2),
     or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4) Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[X]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:
     (2) Form, schedule or registration statement no.:
     (3) Filing party:
     (4) Date filed:


Note: The definitive additional materials filed herewith are intended to be released to shareholders on or about October 25, 1996.
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               [TEXAS UTILITIES COMPANY LETTERHEAD APPEARS HERE]

                             AN IMPORTANT REMINDER
                             ---------------------


                                                                October 23, 1996



Dear Texas Utilities Company Shareholder:

Proxy material relating to the Special Meeting of Shareholders of Texas Utilities Company was mailed to you on or about September 27. According to our records, your proxy card for this important meeting, which is scheduled for Friday, November 15, 1996, has not yet been received.

At the Special Meeting, shareholders are being asked to approve an Amended and Restated Agreement and Plan of Merger which provides for the acquisition of ENSERCH Corporation by Texas Utilities Company.

Your Board of Directors has approved this merger as being in the best interest of the Company and all of its shareholders, and recommends that you vote "FOR" the proposal. The proposed merger and the reasons for management's recommendation are fully set forth in the proxy statement which was previously mailed to you.

Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. You are encouraged to sign, date and mail the enclosed duplicate proxy today. Your interest and participation in the affairs of the Company is sincerely appreciated.

If you have any questions regarding the Special Meeting or need assistance in voting, please contact our proxy solicitor, D. F. King & Co., Inc., at 1-800-659-5550.

Thank you for your continued support.

                                        Very truly yours,


                                        /s/ JAMES H. SCOTT

                                        James H. Scott
                                        Secretary & Assistant Treasurer

Enclosure

                IF YOU RECENTLY MAILED YOUR PROXY, PLEASE ACCEPT
                     OUR THANKS AND DISREGARD THIS REQUEST.